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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)   June 3, 2003
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                             HENNESSY ADVISORS, INC.
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             (Exact name of registrant as specified in its charter)


         California                 000-49872                     68-0176227
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(State or other jurisdiction       Commission                   (IRS Employer
    of incorporation)              File Number)              Identification No.)


                750 Grant Avenue, Suite 100                        94945
                   Novato, California                              -----
           (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number including area code:   (415) 899-1555
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 4.    Changes In Registrant's Certifying Accountant


On June 3, 2003, Hennessy Advisors, Inc. ("Hennessy") dismissed its auditors, KPMG LLP ("KPMG"), and appointed Pisenti & Brinker, LLP ("Pisenti") as its new independent auditors, effective June 4, 2003. This change was approved by the Audit Committee of Hennessy's Board of Directors.

During Hennessy's two most recent fiscal years ended September 30, 2002, and the subsequent interim period through June 3, 2003, there were no disagreements between Hennessy and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in the connection with its reports.

The audit reports of KPMG on the financial statements of Hennessy as of and for the fiscal years ended September 30, 2002 and September 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from KPMG is attached hereto as Exhibit 16.

Item 7  Financial Statements and Exhibits

(c)      Exhibits

16         Letter of KPMG LLP regarding change in certifying accountant




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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



June 10, 2003                           By:      /s/ Teresa M. Nilsen
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                                                Teresa M. Nilsen
                                                Chief Financial Officer and
                                                Executive Vice President






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